--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
-------------------------------------------------------------------------------


                                                                January 31, 1998

Dear Trust Shareholder,

      U.S fixed income investors have been rewarded with solid total returns over the past twelve months ended December 31, 1997, as low inflation and moderate economic growth drove Treasury yields lower.

      The economy has shown some signs of slowing, which BlackRock expects may persist as recessions in the emerging Asian economies and Japan will moderate U.S. growth. We do not see immediate signs of inflationary pressure nor do we anticipate an imminent change in monetary policy by the Federal Reserve. Our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of slower economic growth, low inflation and declining Treasury borrowing.

      There are exciting developments occurring at BlackRock that we would like to share with you. As you may know, BlackRock was acquired by PNC Bank, N.A. in 1995. In early 1998 the five investment management firms that comprise the PNC Asset Management Group were consolidated under the BlackRock umbrella. This will result in BlackRock Inc. becoming a $100 billion money management firm ranking it among the 25 largest in the country. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains detailed market and portfolio strategy commentary by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust and wish you a successful new year.

Sincerely,


/s/Laurence D. Fink                                      /s/Ralph L. Schlosstein
-------------------                                      -----------------------
Laurence D. Fink                                            Ralph L. Schlosstein
Chairman                                                               President

                                                                January 31, 1998
Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Insured Municipal 2008 Term Trust Inc. ("the Trust") for the year ended December 31, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BRM". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past year:

-----------------------------------------------------------------------------------------------------------------
                                                12/31/97      12/31/96        CHANGE          HIGH           LOW
-----------------------------------------------------------------------------------------------------------------
  STOCK PRICE                                    $15.25        $14.50          5.17%         $15.25        $14.00
-----------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                          $16.80        $15.90          5.66%         $16.80        $15.52
-----------------------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The U.S. economy exhibited strong growth and low inflation during 1997, pushing bond yields below 6% for the first time since early 1996. Fueled by increased consumer spending and low unemployment, growth was robust. The primary inflation indicators, consumer and producer prices, remained dormant throughout the period and unemployment rate remained low. After increasing the Fed Funds Rate to 5.50% in March, the Federal Reserve left the rate unchanged for the remainder of the year, as the combination of slowing domestic growth and the economic turmoil in Asia threatened to exert deflationary pressures on the U.S. economy.

      The positive momentum has continued into the early days of 1998 based, in part, on the possibility of early elimination of the budget deficit and on comments by Fed Chairman Greenspan that deflation was an issue. New home sales recently hit a new cyclical peak, the employment picture remains very strong and consumer confidence and spending remain high. Despite the strong growth, current and future inflation both appear to be controlled.

      Municipal bonds, as measured by the Lehman Municipal Bond Index, posted a 9.20% total return for the year, versus 9.68% for the taxable bond market (measured by the Lehman Aggregate Index). The substantial decline in municipal interest rates resulted in 1997 being the third largest issuance year on record (a 19% increase over 1996), which negatively impacted municipal bond performance. After keeping pace with the Treasury market rally in the second quarter, municipals cheapened in relation to Treasuries during the latter half of the year due to reduced participation by retail investors at lower interest rate levels and increased supply.

      Looking forward, we expect issuance of municipal securities in 1998 to be similar to 1997 levels, with an increase in new supply being offset by a decrease in refunding supply. BlackRock remains focused on high quality municipal securities, because the yield advantage of purchasing lower rated securities remains marginal. The strong state of the economy is expected to continue, providing strong fundamentals for municipal issuers. We expect to see more discussions about tax reform towards the end of the first quarter of 1998, which may create buying opportunities.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure across various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Portfolio trading activity was very low during 1997, as a majority of the bonds in the portfolio are trading at prices which, if sold, would result in a taxable capital gain. Additionally, as these bonds were purchased in higher interest rate environments. Were they to be sold, the Trust would be forced to reinvest the proceeds in lower yielding securities. Both of these factors led us to decide that the most prudent investment strategy for 1997 was to maintain the current portfolio structure.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. The Trust has experienced favorable short-term municipal rates over the past year. The Federal Reserve's decision to raise the Fed funds target rate in March 1997 did not significantly impact the short end of the municipal yield curve, allowing the rates the Trust pays to preferred shareholders (the Trust's leverage cost) to remain affordable.

      The following charts compare the Trust's current and December 31, 1996 asset composition:
--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
   SECTOR                               DECEMBER 31, 1997   DECEMBER 31, 1996
--------------------------------------------------------------------------------
   County, City & State                       25%                 33%
--------------------------------------------------------------------------------
   Utility/Power                              22%                 21%
--------------------------------------------------------------------------------
   Hospital                                   15%                 16%
--------------------------------------------------------------------------------
   Transportation                              6%                  6%
--------------------------------------------------------------------------------
   Water & Sewer                               6%                  6%
--------------------------------------------------------------------------------
   Lease Revenue                               6%                  4%
--------------------------------------------------------------------------------
   Education                                   6%                  2%
--------------------------------------------------------------------------------
   Tax Revenue                                 6%                  1%
--------------------------------------------------------------------------------
   Other                                       5%                  7%
--------------------------------------------------------------------------------
   Housing                                     3%                  3%
--------------------------------------------------------------------------------
   Building                                    --                  1%
--------------------------------------------------------------------------------

      We appreciate your continued confidence and look forward to managing The BlackRock Insured Municipal 2008 Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that weren't answered in this report. Additionally, you can reach us via e-mail at CLOSEDEND_FUNDS@BLACKROCK.COM.


Sincerely,

/s/Robert S. Kapito                     /s/Kevin Klingert
-------------------                     -----------------
   Robert S. Kapito                        Kevin Klingert

Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                BRM
--------------------------------------------------------------------------------
Initial Offering Date:                                    September 18, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/97:                             $15.25
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/97:                                 $16.80
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/97 ($15.25)1:           5.21%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share2:                $0.06625
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share2:             $0.7950
--------------------------------------------------------------------------------

----------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2 Distribution is not constant and is subject to change.


--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                                                                                OPTION
           PRINCIPAL                                                                             CALL
   RATING*  AMOUNT                                                                           PROVISIONS+++     VALUE
 (UNAUDITED) (000)                                 DESCRIPTION                                (UNAUDITED)    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------

                     LONG-TERM INVESTMENTS -- 143.5%

                     ALABAMA -- 0.2%
   AAA      $1,905   Mobile Impvt. Wt., Zero Coupon, 8/15/08, MBIA .................... 08/02 at 71.587    $ 1,097,528
                                                                                                          ------------
                     ARIZONA -- 0.5%
   AAA       4,000   Chandler, G.O., Zero Coupon, 7/01/08, FGIC .........................  No Opt. Call      2,467,640
                                                                                                          ------------
                     CALIFORNIA -- 0.4%
   AAA       1,890   California Hlth. Facs. Fin. Auth. Rev., Marin Gen. Hosp.,
                        Ser. A, 5.75%, 8/01/09, FSA .....................................  08/03 at 102      2,012,737
                                                                                                          ------------
                     COLORADO -- 10.7%
   AAA       2,000   E-470 Pub. Hwy. Auth. Co. Rev. Cap. Apprec. Ser. B,
                        Zero Coupon, 9/01/11, MBIA ......................................  No Opt. Call      1,022,020
   AAA      30,205   Jefferson Cnty., Sch. Dist. No. R-001, G.O., 6.25%,
                        12/15/02+, AMBAC ................................................  No Opt. Call     33,187,140
   AAA      13,285   Univ. of Colorado, Hosp. Auth. Rev., Ser. A, 6.25%,
                        11/15/02+, AMBAC ................................................  No Opt. Call     14,686,833
                                                                                                          ------------
                                                                                                            48,895,993
                                                                                                          ------------
                     DISTRICT OF COLUMBIA --  5.5%
                     Dist. of Columbia, G.O., MBIA,
   AAA       3,070      Ser. E, 5.875%, 6/01/08 .........................................  06/03 at 102      3,282,598
   AAA      17,950      Ser. B, 6.30%, 6/01/09 ..........................................  06/02 at 102     19,491,546
   AAA       2,000   Dist. of Columbia, Hosp. Rev., Children's Hosp.,
                        Ser. A, 6.25%, 7/15/08, FGIC ....................................  07/02 at 102      2,184,080
                                                                                                          ------------
                                                                                                            24,958,224
                                                                                                          ------------
                     GEORGIA --  1.7%
                     Atlanta, C.O.P., Pretrial Det. Ctr., MBIA,
   AAA       3,000      6.25%, 12/01/08 .................................................  12/02 at 102      3,285,540
   AAA       4,000      6.25%, 12/01/11 .................................................  12/02 at 102      4,356,600
                                                                                                          ------------
                                                                                                             7,642,140
                                                                                                          ------------
                     HAWAII -- 1.9%
   AAA       7,760   Honolulu, Hawaii City & Cnty., Ser. A, 5.80%, 1/01/07, FGIC ........  No Opt. Call      8,537,319
                                                                                                          ------------
                     ILLINOIS --  13.3%
   AAA      14,205   Chicago O'Hare Intl. Arprt. Rev., Ser. A, 6.25%, 1/01/08, MBIA .....  01/05 at 102     15,771,669
                     Chicago, Sch. Fin. Auth., G.O., Ser. A, FGIC,
   AAA      13,000      6.25%, 6/01/07 ..................................................  06/02 at 102     14,172,730
   AAA       9,150      6.25%, 6/01/09 ..................................................  06/02 at 102      9,940,743
                     Illinois Hlth. Facs. Auth. Rev.,
   AAA      11,000      Alexian Med. Ctr. Proj., Ser. A, 6.35%++, 1/01/08, MBIA .........  01/02 at 102     11,857,780
   AAA       2,500      Carle Foundation, Ser. A, 6.75%, 1/01/10, FGIC ..................  01/00 at 102      2,668,250
   AAA      10,170   Met. Pier & Expo. Auth., Ded. St. Tax Rev.,
                        Ser. A, Zero Coupon, 6/15/08, FGIC ..............................  No Opt. Call      6,254,753
                                                                                                          ------------
                                                                                                            60,665,925
                                                                                                          ------------
                     INDIANA --  2.4%
                     Indiana Hlth. Fac. Fin. Auth. Hosp. Rev. & Impvt., Ancilla Sys. Inc.,
                        MBIA,
   AAA       5,665      Ser. A, 6.25%, 7/01/08 ..........................................  07/02 at 102      6,146,922
   AAA       4,350      Ser. B, 6.25%, 7/01/08 ..........................................  07/02 at 102      4,720,055
                                                                                                          ------------
                                                                                                            10,866,977
                                                                                                          ------------
                     IOWA --  1.4%
   AAA       1,945   Iowa Fin. Auth., Sngl. Fam. Mtge. Rev., Ser. F, 6.35%, 7/01/09,
                        AMBAC .............................................................01/03 at 102      2,062,070
   AAA       4,195   Muscatine, Elec. Rev., 5.00%, 1/01/08, FSA .........................  02/98 at 100      4,201,712
                                                                                                          ------------
                                                                                                             6,263,782
                                                                                                          ------------
                     KENTUCKY --  0.5%
   AAA       3,890   Owensboro, Elec. Lt. & Pwr. Rev., Ser. B, Zero Coupon, 1/01/09,
                        AMBAC ..............................................................  No Opt. Call      2,320,152
                                                                                                          ------------
                     LOUISIANA --  1.2%
   AAA       5,000   Louisiana Pub. Facs. Auth. Hosp. Rev.,
                        Lafayette Gen. Med. Ctr. Proj.,
                        6.30%, 10/01/08, FSA ............................................  10/02 at 102      5,474,600
                                                                                                          ------------

                       See Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------------
                                                                                                OPTION
           PRINCIPAL                                                                             CALL
   RATING*  AMOUNT                                                                           PROVISIONS+++     VALUE
 (UNAUDITED) (000)                                 DESCRIPTION                                (UNAUDITED)    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                     MASSACHUSETTS -- 4.8%
   AAA     $ 4,465   Chelsea, Sch. Proj. Loan, 6.00%, 6/15/09, AMBAC ....................  06/04 at 102   $  4,868,323
   AAA       6,000   Massachusetts Bay Trans. Auth. Rev., Ser. B, 6.00%, 3/01/10, MBIA ..  03/03 at 102      6,459,840
   AAA      10,000   Massachusetts St. Hsg. Fin. Agcy., Hsg. Proj.,
                        Ser. A, 5.95%, 10/01/08, AMBAC ..................................  04/03 at 102     10,714,800
                                                                                                          ------------
                                                                                                            22,042,963
                                                                                                          ------------
                     MICHIGAN -- 5.1%
                     Lake Orion, Cmnty. Sch. Dist., AMBAC,
   AAA       3,290      6.60%, 5/01/05+ .................................................  No Opt. Call      3,784,684
   AAA       3,285      6.70%, 5/01/05+ .................................................  No Opt. Call      3,799,365
   AAA       8,920   Michigan St. Bldg. Auth. Rev., Facs. Proj.,
                        Ser. IIA, 6.25%, 10/01/08, AMBAC ................................  10/02 at 102      9,767,935
   AAA       1,760   Western Michigan Univ. Rev., 6.20%, 11/15/02+, FGIC ................  No Opt. Call      1,941,896
   AAA       3,400   Wyandotte, Elec. Rev., 6.25%, 10/01/08, MBIA .......................  No Opt. Call      3,922,784
                                                                                                          ------------
                                                                                                            23,216,664
                                                                                                          ------------
                     MISSOURI -- 1.6%
   AAA       6,600   Kansas City, Sch. Dist. Bldg. Corp. Leasehold Rev., Cap. Impvts. Proj.,
                        Ser. A, 6.50%, 2/01/08, FGIC ....................................  02/01 at 102      7,136,844
                                                                                                          ------------
                     NEVADA -- 3.9%
   AAA       6,490   Clark Cnty., Fld. Ctrl., 6.30%, 11/01/01+, AMBAC ...................  No Opt. Call      7,033,148
                     Washoe Cnty., Arpt. Auth., Ser. B, MBIA,
   AAA       3,135      5.70%, 7/01/07 ..................................................  07/03 at 102      3,375,580
   AAA       2,645      5.75%, 7/01/08 ..................................................  07/03 at 102      2,840,915
   AAA       4,135   Washoe Cnty., Sch. Dist., G.O., Ser. A, 6.20%, 10/01/02+, AMBAC ....  No Opt. Call      4,511,161
                                                                                                          ------------
                                                                                                            17,760,804
                                                                                                          ------------
                     NEW JERSEY -- 13.0%
   AAA      30,275   New Jersey Econ. Dev. Auth., Mkt. Trans. Fac. Rev.,
                        Ser. A, 5.80%, 7/01/08, MBIA ....................................  07/04 at 102     32,865,329
   AAA      24,495   New Jersey St. G.O., Ser. D, 6.00%, 2/15/09, MBIA ..................  02/03 at 102     26,595,446
                                                                                                          ------------
                                                                                                            59,460,775
                                                                                                          ------------
                     NEW YORK -- 8.3%
                     New York City G.O., Ser. E, MBIA,
   AAA       5,000      6.125%, 8/01/06 .................................................  No Opt. Call      5,615,150
   AAA      15,500      6.20%, 8/01/07 ..................................................  No Opt. Call     17,601,025
   AAA       5,000      Ser. G, 5.75%, 2/01/08 .........................................02/06 at 101.50      5,457,800
                     New York St. Environ. Facs. Corp., Poll. Ctrl. Rev., Ser. D,
   AAA       5,945      6.50%, 5/15/07 ..................................................  11/04 at 102      6,799,475
   AAA       2,245      6.50%, 11/15/07 .................................................  11/04 at 102      2,567,674
                                                                                                          ------------
                                                                                                            38,041,124
                                                                                                          ------------
                     NORTH CAROLINA -- 8.8%
   AAA       1,000   Cumberland Cnty. C.O.P., Civic Ctr. Proj.,
                        Ser. A, 6.375%, 12/01/09, AMBAC .................................  12/04 at 102      1,122,970
                     North Carolina Eastn. Mun. Pwr. Agcy. Rev., Ser. B,
   AAA      13,500      6.125%, 1/01/09, FGIC ...........................................  No Opt. Call     15,280,380
   AAA       5,000      7.00%, 1/01/08, CAPMAC ..........................................  No Opt. Call      5,968,050
   AAA      14,675      7.25%, 1/01/07, CAPMAC ..........................................  No Opt. Call     17,660,629
                                                                                                          ------------
                                                                                                            40,032,029
                                                                                                          ------------
                     NORTH DAKOTA -- 1.1%
   AAA       4,450   Bismark Hosp. Rev., St. Alexius Med. Ctr., 6.90%, 5/01/06, AMBAC ...  05/01 at 102      4,894,377
                                                                                                          ------------
                     OHIO -- 2.3%
   AAA       2,410   Cleveland, G.O., 6.40%, 11/15/04+, MBIA ............................  No Opt. Call      2,743,689
   AAA       6,095   Hamilton City, Elec. Sys. Rev., Ser. A, 6.125%, 10/15/08, FGIC .....  10/02 at 102      6,645,317
   AAA       1,000   Ohio St. Bldg. Auth., Facs. Rev., Juvenile Correctional Proj.,
                        6.50%, 10/01/09, AMBAC ..........................................  10/04 at 102      1,127,970
                                                                                                          ------------
                                                                                                            10,516,976
                                                                                                          ------------

                       See Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------------
                                                                                                OPTION
           PRINCIPAL                                                                             CALL
   RATING*  AMOUNT                                                                           PROVISIONS+++     VALUE
 (UNAUDITED) (000)                                 DESCRIPTION                                (UNAUDITED)    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                     PENNSYLVANIA -- 13.2%
   AAA     $ 4,000   Allegheny Cnty. Hosp. Dev. Auth. Rev., Magee Women's Hosp.,
                        6.25%, 10/01/08, FGIC ...........................................  10/02 at 102   $  4,371,200
                     Dauphin Cnty. Gen. Auth. Hosp. Rev., HAPSCO-Western Pennsylvania
   AAA      10,000      Hosp. Proj., MBIA, 6.25%, Ser. A, 7/01/08 .......................  07/02 at 102     10,893,400
   AAA       5,000      6.25%, 7/01/08 ..................................................  07/02 at 102      5,446,700
   AAA       6,600   Erie Cnty. Hosp. Auth. Rev., St. Vincent Hlth. Ctr. Proj.,
                        Ser. A, 6.25%, 7/01/08, MBIA ....................................  07/02 at 102      7,203,768
   AAA       3,500   Indiana Cnty. Indl. Dev. Auth., Poll. Ctrl. Rev., New York St.
                        Elec. & Gas Corp., Ser. A, 6.00%, 6/01/06, MBIA .................  No Opt. Call      3,882,655
   AAA       6,500   Pennsylvania Hsg. Fin. Agcy. Rev., Rental Hsg.,
                        Ser. C, 6.25%, 7/01/07, FNMA ....................................  07/02 at 102      6,929,715
   AAA       7,450   Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/01+, FGIC .............  No Opt. Call      8,157,452
   AAA      10,930   Pittsburgh, G.O., Ser. D, 6.00%, 9/01/08, AMBAC ....................  09/02 at 102     11,832,272
   AAA       1,665   Scranton-Lackawanna Hlth. & Welfare Auth. Rev.,
                        6.90%, 1/01/00+, MBIA ...........................................  No Opt. Call      1,786,079
                                                                                                          ------------
                                                                                                            60,503,241
                                                                                                          ------------
                     TEXAS -- 24.2%
                     Austin, Pub. Impvt., G.O., AMBAC,
   AAA       4,000      6.10%, 9/01/07 ..................................................  09/02 at 100      4,291,920
   AAA       4,000      6.10%, 9/01/08 ..................................................  09/02 at 100      4,276,280
   AAA       5,000      6.10%, 9/01/09 ..................................................  09/02 at 100      5,323,700
                     Austin, Util. Sys. Rev.,
   AAA      11,515      Ser. A, Zero Coupon, 11/15/08, MBIA .............................  No Opt. Call      6,946,193
   AAA       5,000      Ser. A, Zero Coupon, 11/15/09, AMBAC ............................  No Opt. Call      2,846,000
   AAA       5,000      Ser. A, Zero Coupon, 11/15/09, MBIA .............................  No Opt. Call      2,846,000
   AAA       5,000      6.625%, 11/15/08, AMBAC .........................................  No Opt. Call      5,865,200
   AAA       7,000      6.25%, 11/15/08, AMBAC ..........................................  11/02 at 102      7,661,780
   AAA       5,225   Baytown, G.O., 6.40%, 2/01/08, AMBAC ...............................  02/02 at 100      5,631,975
   AAA       9,930   Circle C Mun. Util. Dist. No. 3 Rev., 6.50%, 11/15/09, FGIC ........  11/01 at 100     10,694,709
                     Coppell Indpt. Sch. Dist., MBIA,
   AAA       1,430      6.10%, 8/15/09 ..................................................  No Opt. Call      1,602,944
   AAA       2,495      6.10%, 8/15/09 ..................................................  08/02 at 100      2,655,129
   AAA       4,390   Houston Indpt. Sch. Dist., Zero Coupon, 8/15/09, AMBAC .............  No Opt. Call      2,528,596
   AAA      16,135   Houston, Wtr. & Swr. Sys. Rev., Jr. Lien,
                        Ser. C, 6.25%, 12/01/09, MBIA ...................................  12/02 at 102     17,670,729
   AAA       6,000   San Antonio Elec. & Gas Rev., Ser. B, Zero Coupon, 2/01/10, FGIC ...  No Opt. Call      3,341,460
                     Texas Mun. Pwr. Agcy. Rev., AMBAC,
   AAA      15,000      Zero Coupon, 9/01/08 ............................................  No Opt. Call      9,135,300
   AAA      16,175      Zero Coupon, 9/01/09 ............................................  No Opt. Call      9,297,067
   AAA       5,900   Texas St. Pub. Fin. Auth. Bldg. Rev., Ser. B, 6.25%, 2/01/09, AMBAC   No Opt. Call      6,784,823
   AAA       2,275   Ysleta, Indpt. Sch. Dist. Rev., Zero Coupon, 8/15/08, PSFG .........  No Opt. Call      1,388,387
                                                                                                          ------------
                                                                                                           110,788,192
                                                                                                          ------------
                     UTAH -- 1.2%
   AAA       3,500   Intermountain Pwr. Agcy. Rev. Ser. B, 6.00%, 7/01/07, MBIA .........  No Opt. Call      3,908,800
   AAA       1,550   Salt Lake Cnty. Mun. Bldg. Auth. Lease Rev.,
                        Ser. A, 6.05%, 10/01/08, MBIA ...................................  10/04 at 101      1,696,739
                                                                                                          ------------
                                                                                                             5,605,539
                                                                                                          ------------
                     WASHINGTON -- 13.7%
   AAA      12,850   King Cnty. Ser. D, 5.55%, 12/01/08, MBIA ...........................  12/07 at 102     13,939,680
   AAA       9,000   Seattle Hlth. Care Facs. Auth. Rev., Virginia Mason Oblig. Group,
                        6.30%, 2/15/09, MBIA ............................................  02/03 at 102      9,859,230
   AAA       4,000   Snohomish Cnty, Sch. Dist., 6.10%, 12/01/08, MBIA ..................  12/03 at 102      4,387,040
   AAA       3,000   Washington St. Pub. Pwr. Supply Sys. Rev. 5.55%, 7/01/10, FGIC .....  07/03 at 102      3,100,140
                     Washington St. Pub. Pwr. Supply Sys. Rev.,
   AAA       5,550      No. 3, Zero Coupon, 7/01/07, BIG ................................  No Opt. Call      3,584,911
   AAA       2,000      No. 3, Zero Coupon, 7/01/08, BIG ................................  No Opt. Call      1,221,220
   AAA      11,000      5.80%, 7/01/07, FSA .............................................  No Opt. Call     12,027,070
   AAA      13,635      No. 2, Ser. A, 6.25%, 7/01/09, MBIA .............................  07/02 at 102     14,765,887
                                                                                                          ------------
                                                                                                            62,885,178
                                                                                                          ------------
                     WEST VIRGINIA -- 2.6%
   AAA      11,600   West Virginia St. Parkways Econ. Dev. & Tourism Auth.,
                        3.60%++, 5/15/09, FGIC ..........................................  05/03 at 102     12,090,796
                                                                                                          ------------
                     Total Long-Term Investments (cost $591,147,909)                                       656,178,519
                                                                                                          ------------

                       See Notes to Financial Statements.


---------------------------------------------------------------------------------------------------------------------------
                                                                                                OPTION
           PRINCIPAL                                                                             CALL
   RATING*  AMOUNT                                                                           PROVISIONS+++     VALUE
 (UNAUDITED) (000)                                 DESCRIPTION                                (UNAUDITED)    (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENTS** -- 0.6%
                     CONNECTICUT -- 0.1%
   A1+       $ 300   Connecticut St. Dev. Auth. Poll. Ctrl. Rev., Western Mass. Elec. Co.,
                        Ser. A, FRDD, 3.50%, 1/02/98 ....................................                  $   300,000
                                                                                                          ------------
                     MISSISSIPPI
   P1          100   Perry Cnty. Poll. Ctrl. Rev., Leaf River Forest Proj., FRDD, 5.00%,
                        1/02/98.............................................................                   100,000
                                                                                                          ------------
                     NEW YORK -- 0.2%
   A1+         800   New York St. Energy Res. & Dev. Auth. Poll. Ctrl. Rev.,
                        Ser. C., FRDD, 4.10%, 1/02/98 ...................................                      800,000
                                                                                                          ------------
                     WASHINGTON
   A1+         200   Washington St. Hlth. Care Facs. Auth. Rev., FRDD, 5.00%, 1/02/98 ...                      200,000
                                                                                                          ------------
                     WYOMING -- 0.3%
   P1          300   Uinta Cnty. Poll. Ctrl. Rev., Chevron Inc. Proj., FRDD, 5.00%, 1/02/98                    300,000
   P1        1,000   Uinta Cnty. Poll. Ctrl. Rev.,  FRDD, 5.00%, 1/02/98 ................                    1,000,000
                                                                                                          ------------
                                                                                                             1,300,000
                                                                                                          ------------
                     TOTAL SHORT-TERM INVESTMENTS (cost $2,700,000) .....................                    2,700,000
                                                                                                          ------------
                     TOTAL INVESTMENTS-- 144.1% (cost $593,847,909) .....................                  658,878,519
                     Other assets in excess of liabilities-- 1.0% .......................                    4,313,602
                     Liquidation value of preferred stock-- (45.1%) .....................                 (206,000,000)
                                                                                                          ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-- 100% ................                $ 457,192,121
                                                                                                          ============

----------
   *Rating: using the higher of Standard & Poor's, Moody's or Fitch's.
 **For  purposes  of  amortized  cost  valuation,  the  maturity  date of  these instruments  is  considered  to be the  later of the next  date on which the security  can be  redeemed  at par or the  next  date on  which  the rate of interest is adjusted.
   +This bond is prerefunded. See glossary for definition.
  ++This bond contains embedded caps. See glossary for definition.
+++Option call  provisions:  date  (month/year) and price of the earliest option call or redemption.  There may be other call provisions at varying prices at later dates.


--------------------------------------------------------------------------------
                         KEY TO ABBREVIATIONS
        AMBAC    -- American Municipal Bond Assurance Corporation
        BIG      -- Bond Investors Guaranty Insurance Company
        CAPMAC   -- Capital Markets Assurance Company
        C.O.P.   -- Certificate of Participation
        FNMA     -- Federal National Mortgage Association
        FGIC     -- Financial Guaranty Insurance Company
        FSA      -- Financial Security Assurance
        FRDD     -- Floating Rate Daily Demand**
        G.O.     -- General Obligation Bond
        MBIA     -- Municipal Bond Insurance Association
        PSFG     -- Permanent School Fund Guaranty
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $593,847,909)
  (Note 1) ................................ $658,878,519
Interest receivable .......................   10,071,172
Receivable for investments sold ...........      155,000
Cash ......................................       59,962
Other assets ..............................       53,814
                                            ------------
                                             669,218,467
                                            ------------
LIABILITIES
Payable for investments purchased .........    5,216,500
Dividends payable--preferred stock ........      196,087
Advisory fee payable (Note 2) .............      193,423
Administration fee payable (Note 2) .......       55,264
Other accrued expenses ....................      365,072
                                            ------------
                                               6,026,346
                                            ------------
NET INVESTMENT ASSETS ..................... $663,192,121
                                            ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ....................    $ 272,071
    Paid-in capital in excess of par ......  378,448,786
  Preferred stock (Note 4) ................  206,000,000
                                            ------------
                                             584,720,857
  Undistributed net investment income .....   13,734,022
  Accumulated net realized loss ...........     (293,368)
  Net unrealized appreciation .............   65,030,610
                                            ------------
  Net investment assets, December 31, 1997  $663,192,121
                                            ============
  Net assets applicable to common
    shareholders .......................... $457,192,121
                                            ============
Net asset value per common share:
  ($457,192,121 / 27,207,093 shares of
  common stock issued and outstanding) ....       $16.80
                                                  ======


--------------------------------------------------------------------------------
THE BLACKROCK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned ............  $36,058,019
                                             -----------
Expenses
  Investment advisory .....................    2,246,318
  Administration ..........................      641,805
  Auction agent ...........................      552,000
  Custodian ...............................      137,000
  Reports to shareholders .................       92,000
  Directors ...............................       84,000
  Audit ...................................       37,000
  Transfer agent ..........................       28,000
  Legal ...................................       18,000
  Miscellaneous ...........................      248,311
                                             -----------
  Total expenses ..........................    4,084,434
                                             -----------
Net investment income .....................   31,973,585
                                             -----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3)
Net realized gain on investments ..........      172,902
Net change in unrealized appreciation on
  investments .............................   21,311,862
                                             -----------
Net gain on investments ...................   21,484,764
                                             -----------
NET INCREASE IN NET INVESTMENT
  ASSETS RESULTING FROM OPERATIONS ........  $53,458,349
                                             ===========

                       See Notes to Financial Statements.

c
--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                         -----------------------------
                                                                                            1997              1996
                                                                                         -----------       -----------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
Operations:
  Net investment income ..............................................................  $ 31,973,585     $ 31,818,443
  Net realized gain on investments ...................................................       172,902        1,317,650
  Net change in unrealized appreciation (depreciation) on investments ................    21,311,862       (8,498,403)
                                                                                        ------------     ------------
  Net increase in net investment assets resulting from operations ....................    53,458,349       24,637,690
                                                                                        ------------     ------------
Dividends and Distributions:
  To common shareholders from net investment income ..................................   (21,498,340)     (21,372,846)
  To common shareholders from net realized gain on investments .......................            --         (910,757)
  To common shareholders in excess of net realized gain on investments ...............      (130,975)         (73,650)
  To preferred shareholders from net investment income ...............................    (7,203,821)      (6,835,483)
  To preferred shareholders from net realized gain on investments ....................            --         (282,838)
  To preferred shareholders in excess of net realized gain on investments ............       (41,921)         (22,866)
                                                                                        ------------     ------------
  Total dividends and distributions ..................................................   (28,875,057)     (29,498,440)
                                                                                        ------------     ------------
    Total increase (decrease) ........................................................    24,583,292       (4,860,750)
NET INVESTMENT ASSETS
Beginning of year ....................................................................   638,608,829      643,469,579
                                                                                        ------------     ------------
End of year ..........................................................................  $663,192,121     $638,608,829
                                                                                        ============     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------
                                                       1997           1996         1995         1994          1993
                                                     --------       --------     ---------    --------      ---------
PER COMMON SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of the year ............  $ 15.90        $ 16.08       $ 13.88      $ 16.23      $ 14.31
                                                     -------        -------       -------      -------      -------
Net investment income .............................     1.18           1.17          1.19         1.15         1.14
Net realized and unrealized gain (loss)
 on investments ...................................     0.78          (0.27)         2.21        (2.39)        1.91
                                                     -------        -------       -------      -------      -------
Net increase (decrease) from investment operations      1.96           0.90          3.40        (1.24)        3.05
                                                     -------        -------       -------      -------      -------
Dividends from net investment income to:
   Preferred shareholders .........................    (0.27)         (0.25)        (0.28)       (0.23)       (0.20)
   Common shareholders ............................    (0.79)         (0.79)        (0.83)       (0.88)       (0.88)
Distributions from net realized gain on investments to:
   Preferred shareholders .........................       --          (0.01)        (0.02)          --        (0.01)
   Common shareholders ............................       --          (0.03)        (0.06)          --        (0.04)
Distributions in excess of net realized gain on investments to:
   Preferred shareholders .........................       **             **            **           --           --
   Common shareholders ............................       **             **         (0.01)          --           --
                                                     -------        -------       -------      -------     -------
Total dividends and distributions .................    (1.06)         (1.08)        (1.20)       (1.11)       (1.13)
                                                     -------        -------       -------      -------      -------
Net asset value, end of year* .....................  $ 16.80        $ 15.90       $ 16.08      $ 13.88      $ 16.23
                                                     =======        =======       =======      =======      =======
Market value, end of year* ........................  $ 15.25        $ 14.50       $ 13.50      $ 12.25      $15.125
                                                     =======        =======       =======      =======      =======
TOTAL INVESTMENT RETURN + .........................   10.97%         13.56%        17.64%     (13.71)%       16.05%
                                                     =======        =======       =======      =======      =======
RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS: ++

Expenses                                               0.92%          0.95%         0.95%        1.02%        0.88%
Net investment income before preferred stock dividends 7.19%          7.32%         7.74%        7.80%        7.43%
Preferred stock dividends                              1.03%          1.64%         1.97%        1.55%        1.35%
Net investment income available to common shareholders 5.56%          5.68%         5.77%        6.25%        6.08%
SUPPLEMENTAL DATA:

Average net assets of common shareholders
 (in thousands)                                     $444,895       $434,692      $417,017      $400,555     $420,532
Portfolio turnover                                       11%             8%           27%           64%          15%
Net assets of common shareholders, end of year
 (in thousands)                                     $457,192       $432,609      $437,470      $377,679     $441,543
Preferred stock outstanding (in thousands)          $206,000       $206,000      $206,000      $206,000     $206,000
Asset coverage per share of preferred stock,
 end of year#                                       $ 80,484       $ 77,501      $ 78,091      $141,670     $157,171

----------

   * Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.

  ** Actual amount paid to common  shareholders was $0.004814,  and $0.00271 for the years ended December 31, 1997, and 1996 respectively. Actual amount paid to preferred shareholders was $0.00154, $0.00084 and $0.002929 per common share for the years ended December 31, 1997, 1996 and 1995 respectively.

   # A stock split occurred on July 24, 1995 (Note 4).

   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

  ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING  POLICIES

The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust"), was organized in Maryland on August 7, 1992 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the specific industry or region. No assurance can be given that the Trust's investment objective will be achieved. The following is a summary of significant accounting policies followed by the Trust.

   The following is a summary of significant accounting policies followed by the
Trust:

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income. Net capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1997, aggregated $71,325,773 and $70,896,750, respectively.

   The federal income tax basis of the Trust's investments at December 31, 1997, was $594,153,692, and accordingly, gross and net unrealized appreciation was $64,724,827.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 27,207,093 common shares outstanding at December 31, 1997, the Adviser owned 7,093 shares. As of December 31, 1997, there were 8,240 preferred shares outstanding as follows: Series T28-2,060, Series R28-2,060, Series T7-2,060 and Series R7-2,060.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 4,120 shares of common stock and issued 4 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T28--1,030 shares, Series R28--1,030 shares, Series R7--1,030 shares and series T7--1,030 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends.

   On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000. The split occurred on July 24, 1995.

   Dividends on Series T7 and R7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are cumulative at a rate which is reset every 28 days based on the results of an auction. Series R28 paid dividends monthly at a rate established at the initial offering through May 17, 1994. Thereafter, rates on Series R28 reset every 28 days based on results of an auction. Dividend rates ranged from 2.50% to 4.50% for the year ended December 31,1997.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to December 31, 1997, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.06625 per common share payable January 31, 1998 to shareholders of record on January 15, 1998.

   For the period January 1, 1998 through January 31, 1998, dividends declared on preferred shares totalled $590,180 in aggregate for the four outstanding preferred stock series.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and
Board of Directors of
The BlackRock Insured Municipal 2008 Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Insured Municipal 2008 Term Trust Inc. as of December 31, 1997, and the related statements of operations for the year then ended, and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Insured Municipal 2008 Term Trust Inc. as of December 31, 1997, the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/Deloitte & Touche, LLP
-------------------------
Deloitte & Touche, LLP

New York, New York
February 13, 1998

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's fiscal year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that during the year ended December 31, 1997 the Trust paid a total of $0.790186 in dividends per common share that were federally tax-exempt interest dividends.

      Additionally, the following summarizes the special taxable distributions declared by the Trust during the fiscal year:

                                                                                                          LONG-TERM
                                                          RECORD                   PAYABLE                CAPITAL GAINS
                                                          DATE                     DATE                   PERSHARE*
                                                          -------                  -------                ----------
Common Stock                                              12/15/97                 12/31/97               $0.004814
Preferred Stock:
     Series T-7                                           12/01/97                 12/02/97               $5.03
     Series R-7                                           11/19/97                 11/20/97               $4.97
     Series T-28                                          12/22/97                 12/23/97               $5.22
     Series R-28                                          12/10/97                 12/11/97               $5.13

* Long-term capital gains taxable at the 28% rate.

For purposes of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099 DIV.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders. There have been no changes in the Trust's charter or by-laws. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
               THE BLACKROCK INSUREDMUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:

Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.


DISCOUNT:

When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:

Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:

Shareholders  may  have  all  dividends  and   distributions  of  capital  gains
automatically reinvested into additional shares of a fund.

EMBEDDED CAP BONDS:

Also known as additional interest municipal bonds. These securities are intended to protect the income that a fund earns through leverage from significant increases in short-term rates. The coupon on these bonds will increase if short term rates rise significantly.

MARKET PRICE:

Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):

Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's and The New York Times on Saturday or The Wall Street Journal each Monday.

PREMIUM:

When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.


PREREFUNDED BONDS:

These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE:

The Trust's investment objective is to provide current income exempt from regular federal income tax and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. (BlackRock or the Adviser) is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $55 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on the New York or American Stock Exchanges, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of its total assets in a diversified portfolio of municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of its total assets in uninsured municipal obligations which are rated Aaa by Moody's or AAA by S&P, or are determined by the Trust's Adviser to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations which will have an average final maturity on or about December 31, 2008 and by annually retaining a small portion of its income.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from regular federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATION. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BRM) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects only to do so to a limited extent. An investment in these securities involves special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS

--------------------------------------------------------------------------------
                                                                                             STOCK       MATURITY
PERPETUAL TRUSTS                                                                             SYMBOL        DATE
                                                                                             ------       ------
The BlackRock Income Trust Inc. ...........................................................   BKT           N/A
The BlackRock North American Government Income Trust Inc. .................................   BNA           N/A

TERM TRUSTS

The BlackRock 1998 Term Trust Inc. ........................................................   BBT          12/98
The BlackRock 1999 Term Trust Inc. ........................................................   BNN          12/99
The BlackRock Target Term Trust Inc. ......................................................   BTT          12/00
The BlackRock 2001 Term Trust Inc. ........................................................   BLK          06/01
The BlackRock Strategic Term Trust Inc. ...................................................   BGT          12/02
The BlackRock Investment Quality Term Trust Inc. ..........................................   BQT          12/04
The BlackRock Advantage Term Trust Inc. ...................................................   BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. .................................   BCT          12/09


TAX-EXEMPT TRUSTS

---------------------------------------------------------------------------------------------------------------------------

                                                                                             STOCK       MATURITY
PERPETUAL TRUSTS                                                                             SYMBOL        DATE
                                                                                             ------       ------
The BlackRock Investment Quality Municipal Trust Inc. .....................................   BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc. ..........................   RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust ..................................   RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. ..........................   RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc. ............................   RNY           N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc. ............................................   BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc. ......................................   BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc. ...........................   BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust ...................................   BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc. .............................   BLN          12/08
The BlackRock Insured Municipal Term Trust Inc. ...........................................   BMT          12/10

 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800) 227-7BFM
                 (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

BLACKROCK

DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 688-0928

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                              THE BLACKROCK INSURED
                         MUNICIPAL 2008 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM

                                                                     09247K 10 9
                                                                     09247K 30 7
                                                                     09247K 20 8
                                                                     09247K 40 6
                                                                     09247K 50 5
(LOGO) Printed on recycled paper

The BLACKROCK
Insured Municipal 2008 Term
Trust Inc.
================================
Annual Report
December 31, 1997